UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2007

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 15, 2007, Inland Real Estate Corporation (the “Company”) announced that its board of directors recently approved an increase in the amount of the Company’s annual cash distribution from the current annual level of $0.96 per common share to $0.98 per common share. The Company distributes equal portions of the annual cash distribution to common stockholders on a monthly basis. The per share amount of each monthly cash distribution is computed by dividing the per share amount of the annual cash distribution by twelve, or, in this case, $0.08167 per common share monthly. The first monthly cash distribution to reflect the increase will be payable on April 17, 2007 to common stockholders of record on April 2, 2007.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

On January 16, 2007, Inland Real Estate Corporation (the “Company”) issued a press release announcing that the Company will release its fourth quarter and full year 2006 financial results on Tuesday, February 20, 2007 before the NYSE market open. The Company will host a management conference call to discuss these financial results at 10:00 a.m. CST (11:00 a.m. EST) that same day. The conference call can be accessed by dialing 866-383-8008, or 617-597-5341 for international callers. The conference call passcode is 15292218. The conference call will also be available via live webcast on the Company’s website at http://www.inlandrealestate.com.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

On January 17, 2007, Inland Real Estate Corporation (the “Company”) issued a press release announcing that the Company paid a cash distribution of $0.08 per share on the outstanding shares of its common stock to common stockholders of record at the close of business on January 2, 2007.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

On January 18, 2007, the Company issued a press release announcing that the Company declared a cash distribution of $0.08 per share on the outstanding shares of its common stock, payable on February 20, 2007 to common stockholders of record at the close of business on January 31, 2007.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.4 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated January 15, 2007
99.2 99.3 99.4

Press release of Inland Real Estate Corporation, dated January 16, 2007

Press release of Inland Real Estate Corporation, dated January 17, 2007

Press release of Inland Real Estate Corporation, dated January 18, 2007

99

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  January 18, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Inland Real Estate Corporation, dated January 15, 2007
99.2	Press release of Inland Real Estate Corporation, dated January 16, 2007
99.3	Press release of Inland Real Estate Corporation, dated January 17, 2007
99.4	Press release of Inland Real Estate Corporation, dated January 18, 2007